Property and Equipment, net - Property and Equipment (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Property and equipment, at cost:
Land	¥ 33,712	¥ 14,542
Buildings and structures	79,692	77,796
Tools, furniture and fixtures	27,994	25,520
Construction in progress	945	2,050
Total	142,343	119,908
Less-Accumulated depreciation and amortization	(62,130)	(57,257)
Net property and equipment	¥ 80,213	¥ 62,651	¥ 62,251